BUSINESS COMBINATIONS - 10K	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Business Combinations [Abstract]
BUSINESS COMBINATIONS
2. BUSINESS COMBINATIONS
The Cutex International Acquisition
On May 31, 2016 (the "Cutex International Acquisition Date"), the Company completed the acquisition of certain international Cutex businesses ("Cutex International") from Coty Inc. (the "Cutex International Acquisition"), which primarily operate in Australia and the U.K., and related assets for total cash consideration of $29.1 million. Following the Company's October 2015 acquisition of the Cutex business and related assets in the U.S. from Cutex Brands, LLC, the Cutex International Acquisition completed the Company's global consolidation of the Cutex brand and enhances and complements the Company's existing brand portfolio of nail care products. Cutex International's results of operations are included in the Company’s Consolidated Financial Statements commencing on the Cutex International Acquisition Date. Pro forma results of operations have not been presented, as the impact of the Cutex International Acquisition on the Company’s consolidated financial results is not material.
The Company accounted for the Cutex International Acquisition as a business combination in the second quarter of 2016. The table below summarizes the allocation of the total consideration of $29.1 million paid on the Cutex International Acquisition Date:

Fair Value at May 31, 2016
Inventory	$0.8
Purchased Intangible Assets (a)	19.7
Goodwill	8.6
Total consideration transferred	$29.1

(a) Purchased intangible assets include customer networks fair valued at $14.0 million, intellectual property fair valued at $0.9 million, which are amortized over useful lives of 15 and 10 years, respectively, and indefinite lived trade names fair valued at $4.8 million.

The Company reacquired the Cutex trade name, which had previously provided Coty with an exclusive right to manufacture, market and sell Cutex branded products for an initial term and perpetual automatic 20-year renewals. Based on the terms and conditions of the existing license agreements and other factors, the Cutex trade name was assigned an indefinite-life and, therefore, will not be amortized.

The fair values of the net assets acquired in the Cutex International Acquisition were based on management’s preliminary estimate of the respective fair values. The estimated fair values of net assets and resulting goodwill are subject to the Company finalizing its analysis of the fair value of Cutex International's assets as of the Cutex International Acquisition Date and may be adjusted upon completion of such analysis. In addition, information unknown at the time of the Cutex International Acquisition Date could result in adjustments to the respective fair values and resulting goodwill within the year following the Cutex International Acquisition Date.

In determining the estimated fair values of net assets acquired and resulting goodwill related to the Cutex International Acquisition, the Company considered, among other factors, the analysis of Cutex International's historical financial performance and an estimate of the future performance of the acquired business, as well as market participants' intended use of the acquired assets. Factors contributing to the purchase price resulting in the recognition of goodwill include the anticipated benefits the Company expects to achieve through the expansion of its nail product portfolio. Both the intangible assets acquired and goodwill are not deductible for income tax purposes.

2. BUSINESS COMBINATIONS
The CBBeauty Group Acquisition
On April 21, 2015 (the "CBB Acquisition Date"), the Company completed the CBB Acquisition for a total cash consideration of $48.6 million. CBB develops, manufactures, markets and distributes fragrances and other beauty products under various celebrity, lifestyle and fashion brands licensed from third parties, principally through department stores and selective distribution in international territories. On the CBB Acquisition Date, the Company used cash on hand to pay approximately 70% of the total cash consideration, or $34.6 million. The remaining $14.0 million of the total cash consideration is payable in equal annual installments over 4 years from the CBB Acquisition Date, subject to the selling shareholders' compliance with certain service conditions. These remaining installments are recorded as a component of SG&A expenses ratably over the 4-year installment period. CBB is expected to provide the Company with a platform to develop the Company's presence in the fragrance category. The results of operations of the CBB business are included in the Company’s Consolidated Financial Statements commencing on the CBB Acquisition Date. Pro forma results of operations have not been presented, as the impact of the CBB Acquisition on the Company’s consolidated financial results is not material.
The Company accounted for the CBB Acquisition as a business combination during the second quarter of 2015. The table below summarizes the allocation of the total consideration of $34.6 million paid on the CBB Acquisition Date, as well as adjustments for changes in working capital during the third quarter of 2015, with resulting goodwill, as follows:

	Amounts recognized at April 21, 2015 (Provisional)(a)	Measurement Period Adjustments	Amounts recognized at April 21, 2015 (Adjusted)
Total Tangible Net Assets Acquired (b)	$3.9	$(1.6)	$2.3
Purchased Intangible Assets (c)	11.9	0.2	12.1
Goodwill	18.8	0.7	19.5
Total consideration transferred	$34.6	$(0.7)	$33.9
(a) As previously reported in Revlon, Inc.'s second quarter 2015 Form 10-Q.

(b) Total net assets acquired in the CBB Acquisition are comprised primarily of inventory, trade receivables and accounts payable.

(c) Purchased intangible assets include customer networks valued at $7.0 million, distribution rights valued at $3.5 million and trade names valued at $1.6 million, with weighted average remaining useful lives of 14, 5 and 8 years, respectively.
In determining the estimated fair values of net assets acquired and resulting goodwill related to the CBB Acquisition, the Company considered, among other factors, the analysis of CBB's historical financial performance and an estimate of the future performance of the acquired business, as well as market participants' intended use of the acquired assets. Both the intangible assets acquired and goodwill are not deductible for income tax purposes.
Other Acquisitions Completed in 2015
The Company also completed the following acquisitions during 2015:

	Purchase Consideration	Total Net Assets Acquired	Purchased Intangible Assets	Goodwill
American Crew and Revlon Professional Distribution Rights - Australia (1)	$4.4	$1.4	$2.9	$—
Cutex U.S. (2)	8.1	1.0	5.2	1.9
Total	$12.5	$2.4	$8.1	$1.9
(1)
In March 2015, the Company re-acquired rights to distribute its American Crew and Revlon Professional brands in Australia. The Company acquired customer relationships valued at $2.9 million, with weighted average remaining useful lives of 10 years.

(2)
In October 2015, the Company acquired the U.S. Cutex business and related assets from Cutex Brands, LLC (the "Cutex Acquisition"). The Company acquired inventory at fair value of approximately $1.0 million, trade names valued at $3.6 million and customer relationships valued at $1.6 million, with weighted average remaining useful lives of 10 years.

The results of operations of these acquisitions are included in the Company's statement of income (loss) commencing on each respective acquisition date. The American Crew and Revlon Professional distribution rights acquisition is included within the Company's Professional segment and the Cutex U.S. acquisition is included within the Company's Consumer segment. The results of operations of these acquisitions did not have a material impact on the Company's results of operations for 2015.

The Colomer Acquisition
On October 9, 2013 (the "Colomer Acquisition Date"), Products Corporation completed its acquisition of The Colomer Group Participations, S.L. ("Colomer" and the "Colomer Acquisition"), a Spanish company now known as Beautyge Participations, S.L., which primarily manufactures, markets and sells professional products to hair and nail salons and distributors to professional salons under brands such as Revlon Professional, CND, including CND Shellac, and American Crew, as well as retail and multi-cultural product lines, including under the Creme of Nature brand. The cash purchase price for the Colomer Acquisition was $664.5 million, which Products Corporation financed with proceeds from the Acquisition Term Loan under the Amended Term Loan Facility (both as hereinafter defined). The Colomer Acquisition provides the Company with broad brand, geographic and retailer diversification and substantially expands the Company's business, providing both distribution into new retailers and cost synergy opportunities.
The results of operations of the Colomer business have been included, in the Company’s Consolidated Financial Statements, commencing on the Colomer Acquisition Date.
For 2015, 2014 and 2013, respectively, the Company incurred acquisition and integration costs related to the Colomer Acquisition, summarized as follows:

	Year Ended December 31,
	2015	2014	2013
Acquisition costs	$—	$0.5	$12.9
Integration costs	2.1	5.9	12.5
Total acquisition and integration costs	$2.1	$6.4	$25.4
There were no acquisition costs in 2015 related to the Colomer Acquisition. Acquisition costs in 2014 and 2013 primarily included legal fees related to the Colomer Acquisition.
Integration costs consist of non-restructuring costs related to integrating Colomer's operations into the Company's business. Integration costs incurred during 2015 primarily included legal and professional fees. Integration costs incurred during 2014 primarily included employee-related costs related to management changes and audit-related fees. For 2013, integration costs primarily related to an impairment of in-progress capitalized software development costs, as well as employee-related costs due to management changes.
Purchase Price Allocation
The Company accounted for the Colomer Acquisition as a business combination during the fourth quarter of 2013. The table below summarizes the amounts recognized for assets acquired and liabilities assumed as of the Colomer Acquisition Date, as well as adjustments made in 2014 after the Colomer Acquisition Date to the amounts initially recorded in 2013 (the "Measurement Period Adjustments"). Accordingly, the Company retrospectively adjusted its consolidated balance sheet as of December 31, 2013 to reflect these Measurement Period Adjustments. The Measurement Period Adjustments did not have a material impact on the Company's Consolidated Statements of Income and Comprehensive Income (Loss) for 2014.
The Company recorded the total consideration of $664.5 million based on the respective estimated fair values of the net assets acquired on the Colomer Acquisition Date with resulting goodwill, as follows:

	Amounts Previously Recognized as of October 9, 2013 (Provisional) (a)	Measurement Period Adjustments	Amounts Recognized as of Colomer Acquisition Date (Adjusted)
Cash and cash equivalents	$36.9	$—	$36.9
Trade receivables	83.9	—	83.9
Inventories	75.1	—	75.1
Prepaid expenses and other	31.3	—	31.3
Property, plant and equipment	96.7	—	96.7
Intangible assets(b)	292.7	5.4	298.1
Goodwill(b)(c)	255.7	(2.4)	253.3
Deferred tax asset - noncurrent	53.1	—	53.1
Other assets(c)	1.9	3.9	5.8
Total assets acquired	927.3	6.9	934.2
Accounts payable	48.0	—	48.0
Accrued expenses and other	65.6	—	65.6
Long-term debt	0.9	—	0.9
Long-term pension and other benefit plan liabilities	4.5	—	4.5
Deferred tax liability(b)	123.3	2.1	125.4
Other long-term liabilities(c)	20.5	4.8	25.3
Total liabilities assumed	262.8	6.9	269.7
Total consideration	$664.5	$—	$664.5
(a) As previously reported in Revlon, Inc.'s 2013 and 2014 Annual Reports on Form 10-K.
(b) The Measurement Period Adjustments to intangible assets, deferred tax liability and goodwill in the first quarter of 2014 related to a change in assumptions used to calculate the fair value of an acquired customer relationship intangible asset, which increased the intangible asset by $5.4 million and extended the life of the asset from 10 to 20 years, increased deferred tax liabilities by $2.1 million and resulted in a net decrease to goodwill of $3.3 million.
(c) The Company recorded a $3.9 million income tax adjustment to the beginning tax balance within other assets and a $4.8 million adjustment to other long-term liabilities, resulting in a net increase to goodwill of $0.9 million.
In determining the fair values of net assets acquired in the Colomer Acquisition and resulting goodwill, the Company considered, among other factors, an analysis of Colomer's historical financial performance and an estimate of the future performance of the acquired business, as well as market participants' intended use of the acquired assets.
The intangible assets acquired in the Colomer Acquisition, based on the fair values of the identifiable intangible assets, were as follows:

	Fair Values at October 9, 2013	Weighted Average Useful Life (in years)
Trade names, indefinite-lived	$108.6	Indefinite
Trade names, finite-lived	109.4	5 - 20
Customer relationships	62.4	15 - 20
License agreement	4.1	10
Internally-developed IP	13.6	10
Total acquired intangible assets	$298.1
Unaudited Pro Forma Results
The unaudited pro forma results include the historical consolidated statements of operations of the Company and Colomer, giving effect to the Colomer Acquisition and related financing transactions as if they had occurred on January 1, 2013.
The Company's pro forma consolidated net sales and income from continuing operations, before income taxes for 2013, are presented in the following table:

Unaudited Pro Forma Results
Year Ended December 31, 2013
Net sales	$1,908.9
Income from continuing operations, before income taxes	135.2
The pro forma results, prepared in accordance with U.S. GAAP, include the following pro forma adjustments related to the Colomer Acquisition:
(i) as a result of an $11.1 million fair value adjustment to acquired inventory at the Colomer Acquisition Date, the Company recognized $8.5 million of the increase in cost of sales in its historical 2013 consolidated financial statements. The pro forma adjustments included an adjustment to reverse the $8.5 million recognized in 2013 cost of sales and recognize the full $11.1 million in 2012 cost of sales;
(ii) the pro forma increase in depreciation and amortization expense based on the $14.3 million of fair value adjustments to property, plant and equipment and acquired finite-lived intangible assets recorded in connection with the Colomer Acquisition in 2013;
(iii) the elimination of $9.0 million of goodwill impairment charges recognized by Colomer in 2013;
(iv) the elimination of $25.8 million of acquisition and integration costs recognized by the Company and Colomer in 2013;
(v) the elimination of $3.6 million of Colomer's debt facility fees recognized in 2013, as the debt facility was closed on the Colomer Acquisition Date; and
(vi) the $19.4 million pro forma increase in interest expense and amortization of debt issuance costs in 2013, resulting from the issuance of the Acquisition Term Loan used by Products Corporation to finance the Colomer Acquisition.
The unaudited pro forma results do not include: (1) any revenue or cost reductions that may be achieved through the business combination; or (2) the impact of non-recurring items directly related to the business combination.
The unaudited pro forma results are not necessarily indicative of the operating results that would have occurred if the Colomer Acquisition had been completed as of the date for which the pro forma financial information is presented. In addition, the unaudited pro forma results do not purport to project the future consolidated operating results of the combined company.